UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 14, 2011


                            INTERPRO MANAGEMENT CORP.
             (Exact Name of Registrant as Specified in its Charter)

          Nevada                        333-152365               98-0537233
      (State or Other                  (Commission              (IRS Employer
Jurisdiction of Incorporation)         File Number)          Identification No.)

                 601 Union Street, Two Union Square, 42nd Floor
                            Seattle, Washington 98101
               (Address of Principal Executive Office) (Zip Code)

       Registrant's telephone number, including area code: (206) 652-3570

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications  pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement  communications  pursuant  to Rule  13e-4(c)  under the
    Exchange Act (17 CFR 240.13e-4(c))
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SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On February 14, 2011, Interpro Management Corp. (the "Company") entered into a Letter of Intent (the "LOI") with George Blankenbaker. Mr. Blankenbaker is an individual and a controlling owner of agribusiness companies based in Singapore with (i) certain assignable exclusive purchase contracts and an assignable supply agreement related to stevia, (ii) rights to partner with certain Vietnamese companies to establish a research and development and propagation center, and extraction and refinery plant; and (iii) rights to lease certain office space in Ho Chi Minh, Vietnam (the "Assets"). Mr. Blankenbaker intends for these Assets to be assigned to a Singapore registered company ("SINGCO").

Under certain non-binding terms of the LOI, the parties agree to use their best efforts to enter into a definitive agreement whereby the Company will advance the development, exploitation and funding of the Assets (the "Project"). The definitive agreement would be executed within 21 days of completion of a due diligence period, which due diligence period is not to exceed 45 days from the date of the LOI. Pursuant to the non-binding terms of the LOI, the Company will acquire all of the outstanding shares of SINGCO and will issue to the stockholders of SINGCO prior to such acquisition (the "SINGCO Stockholders"), shares of the Company in an amount equal to not less than 25% and not more than 100% of the shares of the Company's common stock then outstanding.

Upon the Closing, the Company would invite Mr. Blankenbaker to sit on its board and enter into a milestone based compensation agreement with him. The Company would also conduct a financing in the aggregate amount of $1,500,000 to fund the Project (the "Financing"). After completion of the financing, the SINGCO Stockholders would own no less than 20% of the Company.

In connection with the execution of the LOI the Company has deposited $250,000 into escrow, to be released to the Company as part of the Financing.

The LOI further provides that the definitive agreement would contain customary representations and warranties, covenants and a number of conditions to closing.

The LOI is attached to this report as Exhibit 10.1, and the terms and conditions incorporated herein. The foregoing statement is not intended to be a complete description of all terms and conditions.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

     (d) Exhibits.

         Exhibit
         Number                   Description
         ------                   -----------

          10.1       Letter of Intent dated February 14, 2011

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
                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 18, 2011                  INTERPRO MANAGEMENT CORP.


                                         By: /s/ Mohanad Shurrab
                                            ------------------------------------
                                            Mohanad Shurrab
                                            President


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